UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 11, 2013

Unigene Laboratories, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01.                      Entry into a Material Definitive Agreement.

Public Auction

On June 4, 2013, Victory Park Management, LLC (the “Agent”), as administrative agent and collateral agent under the Financing Agreement (as defined below), held a public auction conducted in accordance with Article 9 of the Uniform Commercial Code for the sale of all of the remaining personal property and assets pledged as collateral under the Financing Agreement (other than assets relating to Oral PTH 1-31) (the “Assets”) of Unigene Laboratories, Inc. (the “Company”) that secured approximately $42.9 million in senior secured notes issued to affiliates of the Agent by the Company as of such date. The Lenders (as defined below), as the holders of the senior secured notes, made a credit bid of $5 million and, at the conclusion of the public auction, were deemed the highest bidder for the Assets.

Allocation of the Credit Bid

The credit bid made at the public auction described above was allocated amongst the following four affiliates of the Agent, which are holders of senior secured notes issued by the Company in relation to the Amended and Restated Financing Agreement dated as of March 16, 2010, by and among the Company, the Agent and the lender parties thereto (as may be amended from time to time in accordance therewith, the “Financing Agreement”), and re-issued to the Lenders on September 24, 2012 in relation to the Forbearance Agreement and First Amendment to Amended and Restated Financing Agreement (the “Forbearance Agreement”), dated September 21, 2012, by and among the Company, the Agent and the Lenders, and replaced on April 25, 2013 in relation to the Lenders acquisition of certain biotechnology assets of the Company in accordance with the Uniform Commercial Code:

Lender	Credit Bid
Victory Park Credit Opportunities, L.P.	$1,498,446.33
Victory Park Credit Opportunities Intermediate Fund, L.P.	$1,323,808.09
VPC Fund II, L.P	$1,392,086.80
VPC Intermediate Fund II (Cayman), L.P.	$785,658.78
Total	$5,000,000.00

The foregoing four affiliates of the Agent are collectively referred to herein as the “Lenders.”

Closing of the Sale of Assets

On June 11, 2013, the Assets were acquired by the Lenders in accordance with Article 9 of the Uniform Commercial Code in exchange for the satisfaction and discharge of $5 million outstanding under the senior secured notes.  On such date, the Agent, in its capacity as the administrative agent and collateral agent for each of the Lenders, executed and delivered a bill of sale pursuant to which it sold to the Lenders, the Assets.

Replacement Notes

Effective June 11, 2013, the senior secured promissory notes (the “Replacement Notes”) were reissued to reflect the current amounts outstanding as a result of the credit bid.  After accounting for the credit bid, the Replacement Notes reflect the following principal loan amounts as of June 11, 2013:

Lender	Principal
Victory Park Credit Opportunities, L.P.;	$11,357,526.70
Victory Park Credit Opportunities Intermediate Fund, L.P.;	$10,033,850.04
VPC Fund II, L.P.	$4,263,037.60
VPC Intermediate Fund II (Cayman), L.P.	$5,954,928.37

All other terms and conditions of the Replacement Notes remain the same.  After accounting for the credit bid, approximately $37.9 million remains outstanding under the Replacement Notes and the other senior secured notes held by the Lenders.

The Financing Agreement and the transactions contemplated thereby were previously disclosed by the Company on a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 17, 2010.  The Forbearance Agreement and the transactions contemplated thereby were previously disclosed by the Company on a Current Report on Form 8-K filed with the SEC on September 26, 2012.  The description of the Replacement Notes above does not purport to be complete and is qualified in its entirety by reference, as applicable, to copies filed, respectively, as Exhibits 10.1 through 10.4 hereto, which are incorporated herein by reference.

Richard Levy

Mr. Richard Levy has been the Managing Principal and founder of Victory Park Capital since September 2007.  Pursuant to the Financing Agreement, in March 2010 Mr. Levy became a member of the Company’s Board of Directors, Chairman of the Board and a member of the Company’s Nominating and Corporate Governance Committee. In addition, the Company agreed that until such time as (i) the aggregate principal amount outstanding under the senior secured convertible notes issued to Victory Park is less than $5 million and (ii) Victory Park beneficially owns less than 20% of the issued and outstanding shares of the Company’s common stock, the Company’s Nominating and Corporate Governance Committee shall take all actions reasonably necessary to recommend the nomination of, and the Board of Directors of the Company shall nominate for re-election to the Board of Directors, Mr. Levy (or a substitute or replacement designated by Victory Park).  Each of the Agent and the Lenders is an affiliate of Mr. Levy.

Section 2 – Financial Information

Item 2.01.                      Completion of Acquisition or Disposition of Assets

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.01 by reference.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.03 by reference.

Item 2.04.                      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As described in Item 1.01 above, on June 11, 2013, following the occurrence of one or more events of default under the Financing Agreement, the Assets were acquired by the Lenders in accordance with Article 9 of the Uniform Commercial Code in exchange for the satisfaction and discharge of $5 million outstanding under the Replacement Notes.

The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 2.04 by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Document Description
10.1	Senior Secured Convertible Note, reissued by the Company as of June 11, 2013 in favor of Victory Park Credit Opportunities Intermediate Fund, L.P.
10.2	Senior Secured Convertible Note, reissued by the Company as of June 11, 2013 in favor of Victory Park Credit Opportunities, L.P.
10.3	Senior Secured Convertible Note, reissued by the Company as of June 11, 2013 in favor of VPC Intermediate Fund II (Cayman), L.P.
10.4	Senior Secured Convertible Note, reissued by the Company as of June 11, 2013 in favor of VPC Fund II, L.P

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

/s/ Ashleigh Palmer
Ashleigh Palmer – Chief Executive Officer

Date: June 17, 2013

EXHIBIT INDEX

Exhibit No.	Document Description
10.1	Senior Secured Convertible Note, reissued by the Company as of June 11, 2013 in favor of Victory Park Credit Opportunities Intermediate Fund, L.P.
10.2	Senior Secured Convertible Note, reissued by the Company as of June 11, 2013 in favor of Victory Park Credit Opportunities, L.P.
10.3	Senior Secured Convertible Note, reissued by the Company as of June 11, 2013 in favor of VPC Intermediate Fund II (Cayman), L.P.
10.4	Senior Secured Convertible Note, reissued by the Company as of June 11, 2013 in favor of VPC Fund II, L.P